As filed with the Securities and Exchange Commission on April 30, 2010
                                                Securities Act File No. 33-61254
                                       Investment Company Act File No. 811-07644


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


Pre-Effective Amendment No. ____                                             [ ]
Post-Effective Amendment No.   19                                            [X]
                             ----
                                     and/or

REGISTRATION STATEMENT UNDER THE  INVESTMENT COMPANY ACT OF 1940             [X]
Amendment No.   21                                                           [X]
              ----


                       GABELLI CAPITAL SERIES FUNDS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                               Rye, New York 10580-1422
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

     Bruce N. Alpert                              Rose F. DiMartino, Esq.
     Gabelli Capital Series Funds, Inc.           Willkie Farr & Gallagher LLP
     One Corporate Center                         787 Seventh Avenue
     Rye, New York 10580-1422                     New York, New York 10019-6099


                                   Continuous
                     (Approximate Date of Proposed Offering)


It is proposed that this filing will become effective:


[ ]   immediately upon filing pursuant to paragraph (b); or
[X]   on April 30, 2010 pursuant to paragraph (b); or
[ ]   60 days after filing pursuant to paragraph (a)(1); or
[ ]   on __________ pursuant to paragraph (a)(1); or
[ ]   75 days after filing pursuant to paragraph (a)(2); or
[ ]   on __________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, par value $0.001 per share.

PROSPECTUS

APRIL 30, 2010

GABELLI CAPITAL
ASSET FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GABELLI CAPITAL ASSET FUND

                                     SUMMARY

                             INVESTMENT OBJECTIVES:

The Fund's primary goal is to seek growth of capital. The Fund's secondary goal is to produce current income.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fee and expense information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, fees and expenses would be higher than those shown.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):



There are no Shareholder Fees.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT):


Management Fees .........................    1.00%
Other Expenses ..........................     .21%
                                             ----
Total Annual Fund Operating Expenses ....    1.21%
                                             ====


                                EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes (1) you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods, The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
$  123   $   384   $   665   $  1,466


                               PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. During the most recent fiscal year, the Fund's portfolio turnover rate was 12.06% of the average value of its portfolio.


                        PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in equity securities of companies (common stock, preferred stock, and securities that may be converted at a later time into common stock) that are selling in the public market at a significant discount to their "private market value." Private market value is the value that the Fund's adviser, Gabelli Funds, LLC (the "Adviser"), believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that lose their perceived value when compared to other investment alternatives.



Holders of equity securities only have rights to value in the issuer after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.


                                                      GABELLI CAPITAL ASSET FUND

The Fund may also use the following investment techniques:

- CORPORATE REORGANIZATIONS. Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short-term basis. The 35% limitation does not apply to the securities of companies that may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation, or reorganization.

- FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

-    you are a long-term investor;

-    you seek both growth of capital and some current income;

- you believe that the market will favor value over growth stocks over the long term; and

- you wish to include a value strategy as a portion of your overall investments.

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that cause their prices to fluctuate. Corporate reorganizations involve the risk that the anticipated transactions may not be completed within the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. Investments in foreign securities involve risks related to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities' private market values may never be realized by the market, or their prices may go down.

Investing in the Fund involves the following risks:

- MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time when purchased by the Fund.

- FUND AND MANAGEMENT RISK. The Fund invests in stocks believed by the Adviser to be trading at a discount to their private market value (value stocks). The stocks' prices may decline if the market favors other stocks. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the

GABELLI CAPITAL ASSET FUND

     Fund's shares may decline. There is also the risk that the Fund has valued certain of its securities at a higher price than for which it can sell them.

- RISK OF FOCUSING ON CORPORATE REORGANIZATIONS. The Fund may invest a portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies over the past several years have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such measures may also limit the amount of securities in any one issuer that the Fund may buy.

- FOREIGN RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use, or transfer of portfolio assets, and political or social instability.

     - Enforcing legal rights in foreign countries may be difficult, costly and slow, and there may be special problems enforcing claims against foreign governments.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     -    Foreign markets may be less liquid and more volatile than U.S.
          markets.

     - Foreign securities often trade in currencies other than the U.S. dollar, and the Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Fund's foreign currency holdings.

     - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

     - There is the risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

- LARGE-CAPITALIZATION RISK. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger

                                                      GABELLI CAPITAL ASSET FUND
     companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

- SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

- INTEREST RATE RISK AND CREDIT RISK. Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

- CREDIT QUALITY RISK. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.


- WARRANT RISK. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.



- PRE-PAYMENT RISK. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a convertible security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return, and share price.


                                  PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future.

GABELLI CAPITAL ASSET FUND

                           GABELLI CAPITAL ASSET FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)

2000       5.56%
2001       2.56%
2002     (14.31)%
2003      35.46%
2004      15.54%
2005       2.03%
2006      21.93%
2007       9.13%
2008     (40.43)%
2009      34.70%


Performance information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, the Fund's returns would be lower than those shown. During the periods shown in the bar chart, the highest return for a quarter was 22.29% (quarter ended June 30, 2009) and the lowest return for a quarter was (24.28)% (quarter ended December 31, 2008).



       AVERAGE ANNUAL
        TOTAL RETURNS
          (FOR THE                  PAST    PAST    PAST
        PERIODS ENDED               ONE     FIVE     TEN
     DECEMBER 31, 2009)             YEAR    YEARS   YEARS
-----------------------------      ------   -----  ------
Gabelli Capital Asset Fund         34.70%   1.73%   4.69%
S&P(R) 500 Index (reflects no
 deduction for fees,
 expenses or taxes)                26.47%   0.42%  (0.95)%


                                   MANAGEMENT


THE MANAGER. Guardian Investor Services LLC supervises the performance of administrative and professional services provided to the Fund by others.


THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Fund.


THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser has served as Portfolio Manager of the Fund since its inception on May 1, 1995.


                        PURCHASE AND SALE OF FUND SHARES

You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by the Insurance Companies. The Fund continuously offers its shares to the Insurance Companies' separate accounts at the net asset value per share ("NAV") next determined after a proper purchase request has

                                                      GABELLI CAPITAL ASSET FUND
been received by the Insurance Companies. The Insurance Companies then offer to owners of the Contracts ("Contractowners") units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners. The Fund redeems shares from the Insurance Companies' separate accounts at the NAV next determined after receipt of a redemption order from the Insurance Companies.

Because the Fund's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the Fund is dependent on the rights, ability, and willingness of these participating insurance companies to limit frequent trading in Fund shares.

                                TAX INFORMATION


The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to shareholders who are holding the shares in a taxable account. Distributions made by the Fund to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause the corresponding contract owners to recognize income or gain for federal income tax purposes. For more information, turn to "Dividends, Distributions, and Taxes."


    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES, INVESTMENT
                          STRATEGIES AND RELATED RISKS


                             INVESTMENT OBJECTIVES:


The primary investment objective of the Fund is growth of capital, and current income is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.


                    IMPLEMENTATION OF INVESTMENT OBJECTIVES:



The Fund's assets will be invested primarily in a broad range of readily marketable equity securities of: common stock, preferred stock, and securities that may be converted at a later time into common stock, that are selling in the public market at a significant discount to their "private market value". Private market value is the value that the Fund's Adviser believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that lose their perceived value when compared to other investment alternatives. Holders of equity securities only have rights to value in the issuer after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.



The Fund may also use the following investment techniques:


- DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high

GABELLI CAPITAL ASSET FUND
     grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, and high quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

- CORPORATE REORGANIZATIONS. Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short-term basis. The 35% limitation does not apply to the securities of companies that may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation, or reorganization.


- FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in the securities (common stock, preferred stock, and securities that may be converted at a later time into common stock) of non-U.S. issuers.


The Fund may also engage in other investment practices in order to achieve its investment objectives. These are discussed in the Statement of Additional Information ("SAI"), which may be obtained by calling 800-Gabelli
(800-422-3554), or your broker.

Investing in the Fund involves the following risks:

- MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time when purchased by the Fund.

- FUND AND MANAGEMENT RISK. The Fund invests in stocks believed by the Adviser to be trading at a discount to their private market value (value stocks). The stocks' prices may decline if the market favors other stocks. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the Fund's shares may decline. There is also the risk that the Fund has valued certain of its securities at a higher price than for which it can sell them.

- RISK OF FOCUSING ON CORPORATE REORGANIZATIONS. The Fund may invest a portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies over the past several years have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such measures may also limit the amount of securities in any one issuer that the Fund may buy.

- FOREIGN RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well

                                                      GABELLI CAPITAL ASSET FUND
     as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use, or transfer of portfolio assets, and political or social instability.

     - Enforcing legal rights in foreign countries may be difficult, costly and slow, and there may be special problems enforcing claims against foreign governments.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     -    Foreign markets may be less liquid and more volatile than U.S.
          markets.

     - Foreign securities often trade in currencies other than the U.S. dollar, and the Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Fund's foreign currency holdings.

     - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

     - There is the risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

- LARGE-CAPITALIZATION RISK. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

- SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

- INTEREST RATE RISK AND CREDIT RISK. Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally

GABELLI CAPITAL ASSET FUND
     declines. The magnitude of the decline will be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's credit worthiness may also affect the value of the Fund's investment in that issuer.


- CREDIT QUALITY RISK. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.

- WARRANT RISK. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.


- PRE-PAYMENT RISK. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a convertible security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return, and share price.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                             MANAGEMENT OF THE FUND


THE MANAGER. Guardian Investor Services LLC (the "Manager"), located at 7 Hanover Square, New York, New York 10004, supervises the performance of administrative and professional services provided to the Fund by others, including the Adviser and PNC Global Investment Servicing (U.S.) Inc., the sub-administrator of the Fund (the "Sub-Administrator"). The Manager also pays the fees of the Adviser. The Manager and its majority-owned subsidiary provide investment advisory services to 34 funds with aggregate assets of over $11.9 billion as of February 28, 2010.


As compensation for its services and the related expenses borne by the Manager, for the fiscal year ended December 31, 2009, the Fund paid the Manager a fee equal to 1.00% of the value of the Fund's average daily net assets.

The Company, the Manager, GIAC, the Adviser, and the Fund's distributor have entered into a participation agreement regarding the offering of the Fund's shares as an investment option for variable annuity and variable life contracts issued by GIAC. In addition, the Company, the Adviser, and the Fund's distributor have entered into separate participation agreements with other insurance companies relating to the Fund's shares as investment options for other variable annuity and variable life contracts.

                                                      GABELLI CAPITAL ASSET FUND

THE ADVISER. Pursuant to an Investment Advisory Agreement among the Fund, the Manager, and the Adviser, the Adviser, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, manages the Fund's assets in accordance with the Fund's investment objectives and policies. The Adviser makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, and provides investment research. The Adviser also supervises the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GBL, a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2009, the Manager paid the Adviser an annual fee equal to 0.75% of the value of the Fund's average daily net assets.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

The Fund's semi-annual report to shareholders for the period ended June 30, 2009, contains a discussion of the basis of the Board of Directors' (the "Board") determination to continue the management agreements with the Adviser and the Manager as discussed above and the Fund's

GABELLI CAPITAL ASSET FUND
semi-annual report to shareholders for the period ending June 30, 2010 will contain a discussion of the basis of the Board's February 2010 determination to continue such management agreements.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as of its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

The Fund's SAI provides additional information about Mr. Gabelli's compensation, other accounts managed by him, and his ownership of securities in the funds he manages.

                               INDEX DESCRIPTION

The S&P(R) 500 INDEX is a widely recognized, unmanaged index of common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. You cannot invest directly in the S&P(R) 500 Index.

                       PURCHASE AND REDEMPTION OF SHARES

You may invest in the Fund only by purchasing certain Contracts issued by the Insurance Companies. The Fund continuously offers its shares to the Insurance Companies' separate accounts at NAV next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to Contractowners units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners. The Fund redeems shares from the Insurance Companies' separate accounts at the NAV next determined after receipt of a redemption order from the Insurance Companies.

Because the Fund's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the Fund is dependent on the rights, ability, and willingness of these participating insurance companies to limit frequent trading in Fund shares.

A summary of the policies followed by GIAC to limit frequent trading, as stated in the current prospectuses for the variable contracts offered by GIAC, follows. GIAC contractowners will be informed of material updates to these policies by GIAC as necessary. Other insurance company separate accounts that offer Fund shares to their Contractowners are required to adopt policies with respect to frequent trading, as described in the prospectus for those contracts.

If transfer activity violates GIAC's established parameters, GIAC will apply restrictions that it reasonably believes will prevent any harm to other Contractowners, and may apply the restrictions to contracts it believes to be related. The restriction that GIAC currently applies is to limit the number of transfers to not more than once every 30 days. Restrictions that GIAC may impose include limiting the frequency of

                                                      GABELLI CAPITAL ASSET FUND
transfers, imposing fees on transfers in excess of a specified number, limiting or restricting electronic or telephone transaction privileges, or refusing a transaction request believed to have a harmful effect. These restrictions may be changed at any time and without prior notice. GIAC will not grant waivers from or make exceptions to these restrictions. However, the limits and restrictions are subject to GIAC's ability to monitor transfer activity, which may be limited by operational and technological systems, as well as by its ability to predict strategies employed by Contractowners to avoid detection. As a result, despite GIAC's efforts to prevent frequent transfers, there can be no assurance that it will be able to detect and/or deter frequent transfers, and consequently, there can be no assurance that excessive trading in Fund shares will not occur. As a result, some Contractowners may be able to engage in market timing while other Contractowners are harmed by such activity.

The Fund reserves the right to reject a purchase order for any reason with or without prior notice to the insurance company separate account. In particular, the Fund reserves the right to reject a purchase order from any insurance company separate account that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of Fund shares.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. As a result, your broker-dealer may request this information from you. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

The Fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

THE ACCOMPANYING PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICY DESCRIBES THE ALLOCATION, TRANSFER, AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.

                             PRICING OF FUND SHARES

The Fund's NAV is calculated on any day the NYSE is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Securities traded primarily on foreign exchanges are valued at the closing price on such exchange immediately prior to the close of the NYSE. The price of Fund shares for purposes of purchase and redemption

GABELLI CAPITAL ASSET FUND
orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market, for which market quotations are readily available, are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case, these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, that they would have received if the Fund had not fair-valued the securities.


                      DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Insurance Companies' separate accounts automatically reinvest, at NAV, any dividends and capital gain distributions paid by the Fund in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or

                                                      GABELLI CAPITAL ASSET FUND
realize any capital gains. However, the Fund currently intends to pay dividends and capital gain distributions, if any, on an annual basis. Contractowners who own units in a separate account corresponding to shares in the Fund will be notified when distributions are made.

The Fund will be treated as a separate entity for federal income tax purposes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, in order to be relieved of federal income tax on the portion of its net investment income and net realized capital gains that it distributes to separate accounts. To qualify, the Fund must meet certain relatively complex income, distribution, and diversification tests. The loss of such status would result in the Fund being subject to federal income tax on its taxable income and gains.

Federal tax regulations require that mutual funds that are offered through insurance company separate accounts meet certain diversification and investor control requirements to preserve the tax-deferral benefits provided by the variable contracts that are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments and to comply with applicable investor control rules in accordance with those requirements. If the separate accounts were to fail to meet the investor control requirements or were otherwise to fail to qualify as a regulated investment company for any taxable year, income allocable to the Contracts associated with the separate accounts would be taxable currently to the holders of such Contracts and income from prior periods with respect to such Contracts could also be taxable, most likely in the year of failure.


The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to shareholders who are holding the shares in a taxable account.


Distributions made by the Fund to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause the corresponding contract owners to recognize income or gain for federal income tax purposes.


The prospectuses for the Contracts describe the federal income tax treatment of distributions from such Contracts to Contractowners.


This is only a summary of important federal tax law provisions that can affect the Fund. Other federal, state, or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring, or withdrawing monies held under a Contract to or from the Fund should consult a qualified tax adviser.

                       SPECIAL INFORMATION ABOUT THE FUND

The Fund offers its shares to both variable annuity and variable life insurance policy separate accounts. The Fund does not anticipate that this arrangement will disadvantage any Contractowners. The Fund's Board monitors events for the existence of any material irreconcilable conflict between or among Contractowners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investments in the Fund. This could possibly force the Fund to sell portfolio securities at unfavorable prices. The Insurance Company will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contractowners will likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.

GABELLI CAPITAL ASSET FUND

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all distributions). Total returns in the table do not reflect separate account or variable insurance contract fees and charges. If such fees were reflected, total returns would be lower. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS
                                   INDICATED:


                                                                              YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------
                                                            2009          2008        2007          2006          2005
                                                          --------      --------    --------      --------      --------
OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $  10.87      $  18.66    $  18.58      $  17.40      $  18.28
                                                          --------      --------    --------      --------      --------
 Net investment income(a)                                     0.09          0.12        0.10          0.06          0.05
 Net realized and unrealized gain/(loss) on investments       3.68         (7.68)       1.61          3.77          0.33
                                                          --------      --------    --------      --------      --------
 Total from investment operations                             3.77         (7.56)       1.71          3.83          0.38
                                                          --------      --------    --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                       (0.10)        (0.13)      (0.10)        (0.06)        (0.05)
 Net realized gain on investments                            (0.01)        (0.10)      (1.53)        (2.59)        (1.21)
 Return of capital                                           (0.00)(d)        --       (0.00)(d)     (0.00)(d)        --
                                                          --------      --------    --------      --------      --------
 Total distributions                                         (0.11)        (0.23)      (1.63)        (2.65)        (1.26)
                                                          --------      --------    --------      --------      --------
NET ASSET VALUE, END OF PERIOD                            $  14.53      $  10.87    $  18.66      $  18.58      $  17.40
                                                          --------      --------    --------      --------      --------
TOTAL RETURN +                                                34.7%        (40.4)%       9.1%         21.9%          2.0%
                                                          --------      --------    --------      --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                     $120,365      $108,863    $228,944      $234,414      $219,127
 Ratio of net investment income to average net assets         0.72%         0.76%       0.45%         0.28%         0.26%
 Ratio of operating expenses to average net assets(b)(c)      1.21%         1.15%       1.10%         1.10%         1.10%
 Portfolio turnover rate ++                                     12%           11%         24%           40%           25%
                                                          --------      --------    --------      --------      --------


+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2005 would have been 33% and 28%, respectively. The portfolio turnover rate for the year ended 2006 would have been as shown.


(a) Per share amounts have been calculated using the average shares outstanding method for the years ended December 31, 2009, 2008 and 2007.



(b) The Fund incurred interest expense during the year ended December 31, 2008. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.14%. For the years ended December 31, 2009 and 2006, the effect of the interest expense was minimal.



(c) The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2006 would have been 1.09%. For the years ended December 31, 2008 and 2007, the effect of the custodian fee credits was minimal. For the year ended December 31, 2009, there were no custodian fee credits.



(d)  Amount represents less than $0.005 per share.


                                                      GABELLI CAPITAL ASSET FUND

GABELLI CAPITAL ASSET FUND

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:


                       Gabelli Capital Series Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                     Telephone: 800-GABELLI (800-422-3554)

                        www.gabelli.com/CapitalAssetFund


You can also review and/or copy the Fund's Prospectus, annual and semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by calling 202-551-8090.


     - For information on the operations of the Public Reference Section please call 202-551-8090.


     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-07644)

GABELLI CAPITAL ASSET FUND

                           GABELLI CAPITAL ASSET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2010

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Capital Asset Fund (the "Fund"), the sole series of Gabelli Capital Series Funds, Inc., a Maryland corporation (the "Company"). This SAI is incorporated by reference in its entirety into the Fund's Prospectus dated April 30, 2010. For a free copy of the Prospectus, please contact the Fund at the address, telephone number, or Internet Website printed below. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                             HTTP://WWW.GABELLI.COM

                                TABLE OF CONTENTS


                                                                 PAGE
                                                                 ----
GENERAL INFORMATION...........................................     2
INVESTMENT STRATEGIES AND RISKS...............................     2
INVESTMENT RESTRICTIONS.......................................    12
PORTFOLIO HOLDINGS INFORMATION................................    13
DIRECTORS AND OFFICERS........................................    16
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................    24
INVESTMENT ADVISORY AND OTHER SERVICES........................    25
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................    32
PURCHASE AND REDEMPTION OF SHARES.............................    35
DETERMINATION OF NET ASSET VALUE..............................    36
DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................    37
DESCRIPTION OF THE FUND'S SHARES..............................    42
FINANCIAL STATEMENTS..........................................    43
APPENDIX A....................................................   A-1
APPENDIX B ...................................................   B-1

                               GENERAL INFORMATION

The Company, a corporation organized under the laws of the State of Maryland on April 8, 1993, is a diversified, open-end management investment company that commenced operations on May 1, 1995. The Fund is currently the only series of the Company.

                         INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives of the Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

CONVERTIBLE SECURITIES

The Fund may, as an interim alternative to investments in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by the Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc. or, if unrated, judged by Gabelli Funds, LLC (the "Adviser") to be of comparable quality. Securities rated lower than "A" by S&P may have speculative characteristics. The Fund may also invest up to 25% of its assets in convertible debt securities which have a lower rating or are unrated, provided, however, that the Fund may only invest up to 5% of its assets in corporate debt securities with a rating of, or equivalent to, an S&P rating of CCC or lower. Unrated convertible securities which, in the judgment of the Adviser, have equivalent credit worthiness to other rated securities may also be purchased for the Fund. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities. See Appendix A - "Bond and Preferred Stock Ratings."

Convertible securities are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer and may also include short-term debt obligations or preferred stock. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

DEBT SECURITIES

The Fund may purchase debt securities. The Fund will normally purchase only investment grade debt securities having a rating of, or equivalent to, at least BBB (which rating may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative debt securities (often referred to in the financial press as "junk bonds"). Corporate debt obligations having a BB or B rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest up to 5% of its assets in corporate debt securities having a rating of, or equivalent to, an S&P rating of CCC or lower which the Adviser believes present an opportunity for significant capital appreciation.

Corporate debt securities which are either unrated or have a speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer of a lower rated debt security is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strength. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely on ratings and the receipt of income is only an incidental consideration.

As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

SWAPS

The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

OPTIONS

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio. The Fund will not purchase options if, as a result, the aggregate cost or proceeds of all outstanding options exceeds 5% of the Fund's assets.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES AND OTHER ILLIQUID SECURITIES

The Fund may invest in small, less well-known companies (including predecessors) which have operated for less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. These companies may have limited product lines, markets, or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. This risk could have a negative impact on Fund management or performance.

The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Company's Board of Directors (the "Board"). The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activities, reliability of price information, and trading patters of comparable securities in determining whether to treat any such securities as liquid, for purposes of foregoing the 15% test. To the extent the Board treats such security as liquid, temporary impairment of trading patterns of such securities may adversely affect a Fund's liquidity.

CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions ("Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser's portfolio manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES, AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuations and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian, through book-entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed-delivery, or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain an advantageous price.

OTHER INVESTMENT COMPANIES

While the Fund does not intend to purchase the shares of other open-end investment companies, it reserves the right to invest up to 10% of its total assets in securities of closed-end investment companies, including small business investment companies (not more than 5% of its total assets may be invested in not more than 3% of the voting securities of any investment company). To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 10% of the outstanding securities of that class. Short sales may only be made in securities listed on a national securities exchange. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller that undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

BORROWING

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the Fund's total assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets after giving effect to the borrowing. The Fund may mortgage, pledge, or hypothecate assets to secure such borrowings. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

HEDGING TRANSACTIONS

FUTURES CONTRACTS. The Fund may enter into futures contracts only for certain bona fide hedging and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and who is, therefore, not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the Fund's Custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See "Asset Coverage for Forward Contracts, Options, Futures and Options on Futures" below).

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES.

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its Custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.

Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

CURRENCY TRANSACTIONS. The Fund may enter into various currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. Forward foreign currency contracts are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

While currency transactions may limit losses to the Fund as a result of exchange rate fluctuation they will also limit any gains that might otherwise have been realized. Currency transactions include the risk that securities losses could be magnified by changes in the value of the currency in which a security is denominated relative to the U.S. dollar.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, options on securities indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its Custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the staff of the SEC, the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities.

The Fund may use options and futures to hedge the risks of investing in the Fund. The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. At times, hedging strategies may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

The Fund may also enter into various currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or currencies. Such currency transactions may limit losses to the Fund due to changes in exchange rates, but they also limit gains the Fund may have realized otherwise. If the Adviser wrongly predicts the direction of the change in the value of a foreign currency, the losses the Fund suffers on a foreign security denominated in that currency could be magnified.

                             INVESTMENT RESTRICTIONS

The Fund's investment objectives and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund's shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1. Purchase the securities of any one issuer, other than the United States government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4.    Make loans of its assets except for the purchase of debt securities;

5.    Borrow money except subject to the restrictions set forth in the SAI;

6. Mortgage, pledge, or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and except for collateral arrangements with respect to hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

7. Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

8.    Act as an underwriter of securities of other issuers;

9. Invest, in the aggregate, more than 15% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

10. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas, or other mineral exploration or development programs;

11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing, hedging transaction, short sale, when-issued or forward commitment transaction or similar investment strategy;

12. Participate on a joint, or a joint and several, basis in any securities trading account; or

13.   Invest in companies for the purpose of exercising control.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

                         PORTFOLIO HOLDINGS INFORMATION


Employees of Guardian Investor Services LLC (the "Manager"), the Adviser and their affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund, the Adviser, and the Manager have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser and the Manager with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund, the Adviser, and the Manager have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential, including prohibiting the sharing of non-public information with unauthorized sources and trading upon non-public information, under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be "interested persons," as defined in the 1940 Act (the "Independent Directors"). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.


Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

      (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

      (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

      (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

      (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

      (5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

      (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund's proxy voting service is Broadridge Financial Solutions, Inc. Bowne & Co., Inc. provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                             DIRECTORS AND OFFICERS


Under Maryland law, the Company's Board is responsible for establishing the Company's policies and for overseeing the management of the Company. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their other directorships during the past five years with certain other organizations and companies.

                                                        NUMBER OF FUNDS
                                          TERM OF           IN FUND
        NAME, POSITION(S),              OFFICE AND          COMPLEX
            ADDRESS (1),                 LENGTH OF         OVERSEEN           PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS
             AND AGE                  TIME SERVED (2)     BY DIRECTOR          DURING PAST FIVE YEARS        HELD BY DIRECTOR (3)
----------------------------------    ---------------   ---------------   --------------------------------  -----------------------
INTERESTED DIRECTORS (4):

MARIO J. GABELLI                       Since 1995              26         Chairman and Chief Executive      Director of Morgan
Director and Chairman of the Board                                        Officer of GAMCO Investors,       Group Holdings, Inc.
Age:  67                                                                  Inc. and Chief Investment         (holding company);
                                                                          Officer - Value Portfolios of     Chairman of the Board
                                                                          Gabelli Funds, LLC and GAMCO      of LICT Corp.
                                                                          Asset Management Inc.;            (multimedia and
                                                                          Director/Trustee or Chief         communication services
                                                                          Investment Officer of other       company); Director of
                                                                          registered investment companies   CIBL, Inc.
                                                                          in the Gabelli/GAMCO Fund         (broadcasting and
                                                                          Complex; Chairman and Chief       wireless communications)
                                                                          Executive Officer
                                                                          of GGCP, Inc.

ARTHUR V. FERRARA                      Since 1995               8         Former Chairman of the Board                --
Director                                                                  and Chief Executive Officer of
Age: 79                                                                   The Guardian Life Insurance
                                                                          Company of America
                                                                          (1993 - 1995).

INDEPENDENT DIRECTORS (5):

ANTHONY J. COLAVITA                    Since 1995              34         President of  the law firm of               --
Director                                                                  Anthony J. Colavita, P.C.
Age:  74

ANTHONY R. PUSTORINO                   Since 1995              13         Certified Public Accountant;      Director of The LGL
Director                                                                  Professor Emeritus, Pace          Group, Inc.(diversified
Age:  84                                                                  University.                       manufacturing)

WERNER J. ROEDER                       Since 1995              22         Medical Director of Lawrence                --
Director                                                                  Hospital and practicing private
Age:  69                                                                  physician.

ANTHONIE C. VAN EKRIS                  Since 1995              20         Chairman and Chief Executive of   Director of Aurado
Director                                                                  BALMAC International, Inc.        Energy Inc. (oil and gas
Age: 75                                                                   (commodities and futures          operations) through 2005
                                                                          trading).

        NAME, POSITION(S),                TERM OF OFFICE
            ADDRESS (1),                   AND LENGTH OF                               PRINCIPAL OCCUPATION(S)
             AND AGE                     TIME SERVICED (2)                             DURING PAST FIVE YEARS
---------------------------------       ------------------        -----------------------------------------------------------------
OFFICERS (6):

BRUCE N. ALPERT                            Since 1995             Executive Vice President (since 1999) and Chief Operating
President and Secretary                                           Officer (since 1988) of Gabelli Funds, LLC; Chairman of Teton
Age: 58                                                           Advisers, Inc. since July 2008 and Director and President from
                                                                  1998 through June 2008; Senior Vice President of GAMCO
                                                                  Investors, Inc. since 2008;. Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex since
                                                                  1988.

AGNES MULLADY (7)                          Since 2006             Senior Vice President of GAMCO Investors, Inc. since 2009; Vice
Treasurer                                                         President of Gabelli Funds, LLC since 2007; Officer of all of
Age: 51                                                           the registered investment companies in the Gabelli/GAMCO Fund
                                                                  Complex; Senior Vice President of U.S. Trust Company, N.A. and
                                                                  Treasurer and Chief Financial Officer of Excelsior Funds from
                                                                  2004 through 2005.

JOSEPH H. EGAN                          Since April 2010          Assistant Treasurer of the Fund since 2004; Assistant Treasurer
Acting Treasurer                                                  of all of the other registered investment companies in the
Age: 66                                                           Gabelli/GAMCO Fund Complex

PETER D. GOLDSTEIN                         Since 2004             Director of Regulatory Affairs at GAMCO Investors, Inc. since
Chief Compliance Officer                                          2004; Chief Compliance Officer of all of the registered
Age: 57                                                           investment companies in the Gabelli/GAMCO Fund Complex.

(1) Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Fund's Amended and Restated By-Laws and Articles of Amendment and Restatement.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser, as an officer or director of Gabelli Funds or an affiliated company, and as a controlling shareholder. Mr. Ferrara is considered an interested person because of his affiliation with The Guardian Life Insurance Company of America, which is the parent company of the Fund's Manager.

(5) Directors who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Directors.

(6) Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(7) Agnes Mullady is on a leave of absence for a limited period of time.


The Company has agreed that The Guardian Insurance & Annuity Company, Inc. ("GIAC") shall have the right to nominate one person for election to the Company's Board, and Mr. Ferrara was nominated by GIAC pursuant to this agreement.


The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his duties effectively has been attained in large part through the Director's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

     ANTHONY J. COLAVITA. Mr. Colavita is a practicing attorney with over 49 years of experience, including the area of business law. He is the Chair of the Fund's Nominating Committee and is a member of the Fund's Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the NewYork State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and Juris Doctor from Fordham University School of Law.

     ARTHUR V. FERRARA. Mr. Ferrara is the Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He also is a former Chairman of the Life Insurance Council of New York Inc. He also serves on comparable or other board committees with respect to other funds in the Fund Complex, on whose boards he sits. Mr. Ferrara also is a member of the multifund ad hoc Compensation Committee (described below under "Directors -- Leadership Structure and Oversight Responsibilities") relating to certain offices of the closed end funds in the Fund Complex. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of the Holy Cross.

     MARIO J. GABELLI. Mr. Gabelli is Chairman of the Board of Directors of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GAMCO"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business.

     ANTHONY R. PUSTORINO. Mr. Pustorino is the lead independent Director of the Fund, is Chair of the Audit Committee and has been designated the Fund's Audit Committee Financial Expert and is also the Chair of the Proxy Voting Committee and a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino also serves on comparable or other board committees with respect to other boards of funds in the Fund Complex on whose boards he sits. Mr. Pustorino is a Certified Public Accountant and a Professor Emeritus at Pace University and has over 50 years of experience in public accounting. Mr. Pustorino is also a Director of LGL Group, Inc., a diversified manufacturing company. He was previously the President and Shareholder of a

CPA firm and a Professor of accounting at both Fordham University and Pace University. He also served as Chairman of the Board of Directors of the NewYork State Board for Public Accountancy and of the Certified Public Accountants ("CPA") Examination Review Board of the National Association of State Board of Accountancy, was a Member of the Executive Committee and a Vice President of the New York State Society of CPAs, and was a Member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

      WERNER J. ROEDER. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over 45 years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in quality, personnel, and financial matters concerning the hospital's $140 million budget. He is a member of the Fund's Audit, Nominating and Proxy Voting Committees and a member of both multi-fund ad hoc Compensation Committees and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctor in Medicine from New York Medical College.

      ANTHONIE C. VAN EKRIS. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for 19 years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is the Chairman of one such fund's Nominating Committee and also is a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over 55 years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading businesses and had also served in both these capacities for nearly 20 years for a large public jewelry chain. Mr. van Ekris was formerly a Director of an oil and gas operations company and served on the boards of a number of public companies, and served for more than 10 years on the Advisory board of the Salvation Army of Greater New York.

DIRECTORS -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Pustorino as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to participate with Directors or directors of other funds in the Gabelli/GAMCO Fund

Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

All of the Fund's Directors other than Mr. Gabelli and Mr. Ferrara are independent Directors, and the Board believes they are able to provide effective oversight of the Fund's service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of option risks being undertaken by the Fund, and the Audit Committee discusses the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.


STANDING BOARD COMMITTEES



The Board has established two standing committees in connection with its governance of the Fund -- Audit and Nominating.

The Company's Audit Committee consists of two members: Mr. Pustorino (Chairman) and Dr. Roeder, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 24, 2010. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Company's independent registered public accounting firm. During the fiscal year ended December 31, 2009, the Audit Committee met twice.

The Company's Nominating Committee consists of two members: Mr. Colavita (Chairman) and Dr. Roeder, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board of Directors in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the year ended December 31, 2009.


The Company does not have a standing compensation committee.

DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director as of December 31, 2009.


                                                                                               AGGREGATE DOLLAR RANGE OF
                                                        DOLLAR RANGE OF EQUITY                          EQUITY
                                                           SECURITIES HELD                          SECURITIES HELD
         NAME OF DIRECTOR                                    IN THE FUND*                          IN FUND COMPLEX*
-----------------------------------------------         ----------------------                 -------------------------
INTERESTED DIRECTORS:

Mario J. Gabelli                                                  A                                        E

Arthur V. Ferrara                                                 A                                        E

INDEPENDENT DIRECTORS:

Anthony J. Colavita**                                             A                                        E

Anthony R. Pustorino**                                            A                                        E

Werner J. Roeder                                                  A                                        E

Anthonie C. van Ekris**                                           A                                        E


----------

*        Key to Dollar Ranges- Information as of December 31, 2009
A.       None
B.       $1 -- $10,000
C.       $10,001 -- $50,000
D.       $50,001 -- $100,000
E.       Over $100,000

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $4,389 and $9,883, respectively, as of December 31, 2009. Mr. van Ekris beneficially owns less than 1% of the common stock of The LGL Group, Inc. having a value of $5,264, the LICT Corp. having a value of $72,000, and CIBL, Inc. having a value of $7,474 December 31, 2009. The LGL Group, Inc., LICT Corp., and CIBL, Inc. may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund's Adviser.

DIRECTOR AND OFFICER COMPENSATION

The Company pays each of its Directors who is not a director, officer, or employee of the Manager, or the Adviser, $3,000 per annum plus $500 per meeting attended in person or by telephone, and also reimburses each Director for related travel and other out-of-pocket expenses. The Company also pays each Director serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting if held on a day other than a regularly scheduled board meeting. The lead director and Audit Committee Chairman each receive $1,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Company who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Company.


The following table sets forth certain information regarding the compensation of the Company's Directors. No executive officer or person affiliated with the Company received compensation in excess of $60,000 from the Company for the fiscal year ended December 31, 2009.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)

                                                                                          TOTAL COMPENSATION
                                                AGGREGATE COMPENSATION                       FROM THE FUND
      NAME OF PERSON AND POSITION                 FROM THE REGISTRANT                      AND FUND COMPLEX*
----------------------------------------        --------------------                      ------------------
INTERESTED DIRECTORS:
Mario J. Gabelli
Chairman of the Board                                 $    0                                 $       0(26)

Arthur V. Ferrara
Director                                              $    0                                 $  41,000(8)

INDEPENDENT DIRECTORS:
Anthony J. Colavita
Director                                              $5,225                                 $ 263,438(35)

Anthony R. Pustorino
Director                                              $8,146                                 $ 156,875(13)

Werner J. Roeder, MD
Director                                              $6,000                                 $ 115,500(22)

Anthonie C. van Ekris
Director                                              $5,000                                 $ 121,500(19)



----------

* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

CODE OF ETHICS

The Company, its Manager, its Adviser and Gabelli & Company, Inc. (the "Distributor") have adopted codes of ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES


The Company has delegated the voting of its portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund. Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Voting Policy and the Proxy Voting Guidelines are attached as Appendix B to this SAI.


The Fund filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2009. The filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The separate accounts of GIAC hold the majority of the Fund's shares and therefore are considered to be control persons of the Fund.


As of April 14, 2010, as a group, the Directors and officers of the Company did not own any of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGER

Pursuant to a Management Agreement with the Company, the Manager, subject to the supervision of the Company's Board and in conformity with the stated policies of the Fund, supervises the performance of administrative and professional services provided by others to the Fund including the Adviser and PNC Global Investment Servicing (U.S.) Inc., the sub-administrator of the Fund ("PNC" or the "Sub-Administrator"). The management services provided to the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management or investment advisory services to others.

The Manager bears all expenses in connection with the services it renders under the Management Agreement and the costs and expenses payable to the Adviser pursuant to the Investment Advisory Agreement among the Manager, the Adviser, and the Company.

The Management Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty ("Disabling Conduct"), the Manager will not be liable for any error of judgment or mistake of law or for losses sustained by the Fund in connection with the matters relating to the Management Agreement. However, the Management Agreement provides that the Fund is not waiving any rights it may have which cannot be waived. The Management Agreement also provides indemnification for the Manager and its directors, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct.

The Management Agreement is terminable without penalty on sixty days' written notice by the Manager or by the Fund when authorized by the Directors of the Company or a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Management Agreement provides that, unless terminated, it will remain in effect from year to year, so long as such continuance of the Management Agreement is approved annually by the Directors of the Company or a vote by a majority of the outstanding shares of the Fund and in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance.


During the fiscal years ended December 31, 2009, 2008, and 2007, the Manager received management fees from the Fund totaling $1,081,131, $1,701,400 and $2,430,048, respectively, of which the Manager paid $810,848, $1,276,050 and $1,822,536 to the Adviser, respectively, for the same periods.


THE ADVISER


The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser based on his controlling interest of GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser and several of its affiliates provide investment advisory services. As of December 31, 2009, the Investment Adviser acted as a registered investment adviser to 26 management investment companies with aggregate net assets of $14.8 billion. The Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $26.3 billion as of December 31, 2009. GAMCO Asset Management Inc., an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $11.2 billion under management as of December 31, 2009. Gabelli Securities, Inc., an affiliate of the Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $305 million as of December 31, 2009. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $26 million under management as of December 31, 2009. Teton Advisors, Inc., an affiliate of the Adviser, acts as investment manager to the GAMCO Westwood Funds and separate accounts having aggregate assets of approximately $561 million under management as of December 31, 2009. Each of the foregoing is a subsidiary of GBL.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to an Investment Advisory Agreement (the "Contract"), the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of the Company and the Manager.

Under the Contract, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator and State Street Bank and Trust Company ("State Street") the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for the periodic updating of the Company's registration statement, which includes the Fund's Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (v) supervises, but does not pay for, the calculation of the Fund's net asset value per share ("NAV"); (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Company's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the Sub-Administrator as described below under "Sub-Administrator."

The cost of calculating the Fund's NAV is a Fund expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2009, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund's NAV.

The Contract provides that absent Disabling Conduct, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Company's Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee computed daily and payable monthly, equal, on an annual basis, to 0.75% of the value of the Fund's average daily net assets.


ADVISORY FEES PAID TO THE ADVISER BY THE
                MANAGER
---------------------------------------
2009                     $  810,848
2008                     $1,276,050
2007                     $1,822,536


EXPENSES

In addition to the fees of the Manager, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the independent registered public accounting firm's services, charges of the Custodian, Transfer Agent and Dividend Disbursing Agent and any persons hired by the Fund, SEC fees, compensation including fees of the Company's Independent Directors, officers and employees, accounting costs for reports sent to owners of the Contracts which provide for investment in the Fund ("Contractowner(s)"), the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Company's officers and employees, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's NAV, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. HOWEVER, OTHER EXPENSES SUCH AS CONTRACTOWNER SERVICING, DISTRIBUTION OF REPORTS TO CONTRACTOWNERS AND PROSPECTUS PRINTING AND POSTAGE WILL BE BORNE BY GIAC AND OTHER PARTICIPATING INSURANCE COMPANIES (THE "INSURANCE COMPANIES").

PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The information below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day-to-day management during the fiscal year ended December 31, 2009.


                                                                                           No. of
                                                                                          Accounts                Total Assets in
                                                                                           where                      Accounts
                                                               Total                      Advisory                      where
                                                               No. of                   Fee is Based                Advisory Fee
   Name of Portfolio                                         Accounts       Total           on                       is Based on
        Manager                Type of Accounts               Managed       Assets      Performance                  Performance
----------------------      ------------------------        ----------     --------    -------------              ----------------
Mario J. Gabelli            Registered Investment                22         $ 12.8B           6                       $  3.9B
                            Companies:
                            Other Pooled Investment              14         $344.4M          12                       $336.8M
                            Vehicles:
                            Other Accounts:                   1,632         $ 11.2B           9                       $  1.6B

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. In Mr. Gabelli's case, the Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio manager:


                                                                    DOLLAR RANGE OF EQUITY SECURITIES HELD
                          NAME                                                  IN THE FUND*
-----------------------------------------------------------        ---------------------------------------
Mario J. Gabelli                                                                         A


----------

*        Key to Dollar Ranges- Information as of December 31, 2009
A.       None
B.       $1 -- $10,000
C.       $10,001 -- $50,000
D.       $50,001 -- $100,000
E.       $100,001 - $500,000
F.       $500,001 -- $1,000,000
G.       over $1,000,000

SUB-ADMINISTRATOR

The Adviser has entered into an agreement (the "Sub-Administration Agreement") with PNC, which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Company; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board meetings including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.

COUNSEL


Willkie Farr & Gallagher LLP,  787  Seventh  Avenue,  New York,
New York 10019, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 2001 Market Street, Philadelphia,
Pennsylvania 19103, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

The Company has entered into a Distribution Agreement with the Distributor, a New York corporation, which is an indirect majority owned subsidiary of GBL having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares to separate accounts of the Insurance Companies.

The Distribution Agreement is terminable by the Distributor or the Company at any time without penalty on sixty days' written notice, provided that termination by the Company must be directed or approved by the Board or by the vote of the holders of a majority of the outstanding securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Company's Board or by a majority of the outstanding voting securities of the Fund, and in either case, also by a majority of the Independent Directors.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, the Adviser had allocated brokerage commissions of $7,753 on portfolio transactions, in the principal amount of $1,483,087 during the fiscal year ended December 31, 2009 to broker dealers who provided research services to the Adviser.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to the Distributor on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund's procedures contain requirements that the Board, including those Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the fiscal years ended December 31 as indicated.


                                                                      Fiscal Year Ended             Commissions
                                                                         December 31,                   Paid
                                                                      -----------------             ------------
Total Brokerage Commissions paid                                             2007                     $121,973
                                                                             2008                     $ 99,019
                                                                             2009                     $ 85,586

                                                                      Fiscal Year Ended             Commissions
                                                                         December 31,                   Paid
                                                                      -----------------             ------------
Brokerage Commissions Paid to Gabelli & Company                              2007                     $100,933
                                                                             2008                     $ 84,236
                                                                             2009                     $ 71,441

Percentage of Commissions Paid to Gabelli & Company                          2008                           85%
                                                                             2009                           83%

Aggregate Dollar Amount of Transactions Involving Commissions                2008                           87%
Paid to Gabelli & Company (%)                                                2009                           83%

During 2009, the Distributor did not receive any compensation from the Fund.

As of the fiscal year ended December 31, 2009 the Fund held securities of the following regular broker-dealers or their parents:

             Name of Regular Broker or                                                 Aggregate
             Dealer or Parent (Issuer)                        Shares                  Market Value
--------------------------------------------------           --------               --------------
The Bank of New York Mellon Corp.                             38,000                  $1,062,860



                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are continuously offered to the Insurance Companies' separate accounts at the NAV next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to Contractowners units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners.

THE PROSPECTUSES FOR THE INSURANCE COMPANIES' VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICIES DESCRIBE THE ALLOCATION, TRANSFER, AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund's NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value of American Depositary Receipt ("ADR") securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company's Board. Further information on fair valuation is provided in the Fund's Prospectus under "Pricing of Fund Shares."

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE CLOSINGS.The NAV of each Fund's Class AAA Shares is calculated on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Chreistmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following is a summary of certain U.S. federal income tax considerations related to the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders and Contractowners are urged to consult their own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The summary is based on the current laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at NAV, by the Insurance Companies' separate accounts in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. Contractowners who own units in a separate account which correspond to shares in the Fund will be notified when distributions are made.

The Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must qualify as a regulated investment companies and meet certain diversification and investor control requirements to preserve the tax-deferral benefits provided by the variable contracts that are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments and to comply with applicable investor control rules in accordance with those requirements. The prospectuses for the Insurance Companies' variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

To comply with these regulations, the Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days after the last day of such calendar quarter, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. Obligations of the U.S. Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each separate account will "look-through" its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies' investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If the Fund should fail to comply with the investor control requirements, the contractowner would be treated as the owner of the shares or if the Fund were not to comply with asset diversification requirements or if the Fund were to lose its status as a regulated investment company and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

GENERAL

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement may be subject to a non-deductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year, (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) all ordinary income and net capital gains for prior years that were not previously distributed and upon which no tax was imposed. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary income. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year. Furthermore, if the Fund should fail to qualify as a regulated investment company or fail to comply with investor control requirements, the Fund would be considered as a single investment, which may result in contracts invested in the Fund not being treated as annuity, endowment or life insurance contracts under the Code. Likewise, if an investor fails to comply with the investor control requirements, such investor's contract would not be treated as an annuity, endowment or life insurance contract.

If a contractowner's contracts were not treated as an annuity endowment or life insurance contracts, all income and gain inside such contracts would be taxed currently to the holder, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Fund became adequately diversified.

Gains or losses on the sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than one year, regardless of the length of time the Shareholder has held its shares of the Fund. Gains or losses on the sale of securities held by the Fund for one year or less will generally be short-term capital gains or losses.

The Fund's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies), short sales against the box, and warrants will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract, warrant, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

FOREIGN TAXES

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such a case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

OTHER TAXES

Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation.

Certain tax benefits from the Fund's portfolio, such as the dividends-received deduction, may flow through to the Insurance Companies.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taypayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders and Contractowners are urged to consult their tax advisers regarding the federal, state, local, and foreign tax consequences of an investment in the Fund.

                        DESCRIPTION OF THE FUND'S SHARES

The Company has authorized capital stock consisting of one billion shares having a par value of one-tenth of one cent ($.001) per share. Of these authorized shares, five hundred million are designated as shares of the Fund. The Board has authority to create additional series of funds without obtaining shareholder approval. The Company is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued, will be fully paid and nonassessable. Semi-annual and annual reports which include a list of the Fund's portfolio securities and its financial statements which shall be audited annually will be sent to all Contractowners.

Through its separate accounts, GIAC is the Fund's majority shareholder of record; so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a shareholders meeting occurs, GIAC solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. GIAC then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in accordance with their instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Directors.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2009, including the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 80-GABELLI (800-422-3554). Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance in connection with certain SEC filings.

                                   APPENDIX A

                        BOND AND PREFERRED STOCK RATINGS

                      DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to very high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principle or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.       There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

AAA: An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having
CCC,   significant speculative characteristics. `BB' indicates the least
CC, C degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or The ratings from AA to CCC may be modified by the addition of a plus
Minus (-)   or minus sign to show relative standing within the major rating categories.



NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B

Revised - February 12, 2008

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

Revised - February 12, 2008

I. PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

     A.   CONFLICTS OF INTEREST.

          The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one

Revised - February 12, 2008
          or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

            In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers.
              The Director of Proxy Voting Services, together with the Legal
          Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

                     B. OPERATION OF PROXY VOTING COMMITTEE

          For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

Revised - February 12, 2008

     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

     - Operations

     - Legal Department

     - Proxy Department

     - Investment professional assigned to the account

     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

               [Adviser name]

Revised - February 12, 2008

               Attn: Proxy Voting Department
               One Corporate Center
               Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

- Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

-    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
      Security Name and Cusip Number
      Date and Type of Meeting (Annual, Special, Contest)
      Client Name
      Adviser or Fund Account Number
      Directors' Recommendation
      How GAMCO voted for the client on each issue

Revised - February 12, 2008

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

- VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

- When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

-    Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

-    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

- A limited Power of Attorney appointing the attendee an Adviser representative.

Revised - February 12, 2008

- A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

-    A sample ERISA and Individual contract.

-    A sample of the annual authorization to vote proxies form.

-    A copy of our most recent Schedule 13D filing (if applicable).

Revised - February 12, 2008

                                   APPENDIX A
                                PROXY GUIDELINES

                             PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Revised - February 12, 2008

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

-    Historical responsiveness to shareholders
      This may include such areas as:

      -Paying greenmail

      -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

-    Qualifications

-    Nominating committee in place

-    Number of outside directors on the board

-    Attendance at meetings

-    Overall performance

Revised - February 12, 2008

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

Revised - February 12, 2008

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Revised - February 12, 2008

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Revised - February 12, 2008

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

-    Future use of additional shares

       -Stock split

       -Stock option or other executive compensation plan

       -Finance growth of company/strengthen balance sheet

       -Aid in restructuring

       -Improve credit rating

       -Implement a poison pill or other takeover defense

- Amount of stock currently authorized but not yet issued or reserved for stock option plans

-    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Revised - February 12, 2008

CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Revised - February 12, 2008

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Revised - February 12, 2008

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised - February 12, 2008

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Revised - February 12, 2008

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised - February 12, 2008

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

Revised - February 12, 2008

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised - February 12, 2008

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

Revised - February 12, 2008

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Revised - February 12, 2008

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Revised - February 12, 2008

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Revised - February 12, 2008

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Revised - February 12, 2008

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

-    State of Incorporation

-    Management history of responsiveness to shareholders

-    Other mitigating factors

Revised - February 12, 2008

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Revised - February 12, 2008

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Revised - February 12, 2008

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

-    Dilution of voting power or earnings per share by more than 10%

-    Kind of stock to be awarded, to whom, when and how much

-    Method of payment

- Amount of stock already authorized but not yet issued under existing stock option plans

Revised - February 12, 2008

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

Revised - February 12, 2008

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

                       GABELLI CAPITAL SERIES FUNDS, INC.

                                     PART C

                                OTHER INFORMATION

Item 28.

(a) Articles of Amendment and Restatement, dated April 21, 1995, are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via EDGAR on April 28, 1995 (Accession No. 0000899140-95-000063) ("Pre-Effective Amendment No. 2").

(b)(1) Amended and Restated By-Laws, dated April 21, 1995, are incorporated by reference to Pre-Effective Amendment No. 2.


(b)(2) Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017801).


(c)      Not Applicable.

(d)(1) Management Agreement between the Registrant and Guardian Investor Services Corporation, dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(d)(2) Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(d)(3) Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000194).

(e) Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(f)      Not Applicable.

(g) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000384) ("Post-Effective Amendment No. 9").

(h)(1) Transfer Agency and Service Agreement between the Registrant and State Street, dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(h)(2) Participation Agreement among the Registrant, Gabelli Funds, Inc., Gabelli & Company, Inc., The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(h)(3) Participation Agreement among the Registrant, Gabelli & Company, Inc. and Allmerica Financial Life Insurance and Annuity Company, dated December 10, 2001, is incorporated by reference to Post-Effective Amendment No. 9.

(h)(4) Participation Agreement among the Registrant, Gabelli & Company, Inc. and First Allmerica Financial Life Insurance Company, dated December 10, 2001, is incorporated by reference to Post-Effective Amendment No. 9.


(i) Consent of Willkie Farr & Gallagher LLP, Fund Counsel, is filed herewith.

(j)(1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.


(j)(2) Powers of Attorney, dated February 26, 1997, for Mario J. Gabelli, Anthony J. Colavita, Arthur V. Ferrara, Karl Otto Pohl, Anthony R. Pustorino, Werner J. Roeder and Anthonie C. van Ekris are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1997 (Accession No. 0000927405-97-000147).

(j)(3) Certified Resolution of Board authorizing signature on behalf of Registrant pursuant to Power of Attorney is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000927405-98-000142).

(k)      Not Applicable.

(l) Purchase Agreement, dated April 26, 1995, between the Registrant and The Guardian Insurance & Annuity Company, Inc., is incorporated by reference to Pre-Effective Amendment No. 2.

(m)      Not Applicable.

(n)      Not Applicable.

(o)      Not Applicable.

(p)(1) Revised Code of Ethics for Guardian Investor Services LLC is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC via EDGAR on March 2, 2005 (Accession No. 0000935069-05-000448).

(p)(2) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company, Inc., Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the SEC via EDGAR on April 30, 2009 (Accession No. 0000935069-09-001129).

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 30. INDEMNIFICATION

         The response to this Item 30 is incorporated by reference to Pre-Effective Amendment No. 2.

Item 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Guardian Investor Services Corporation is the manager of the Registrant (the "Manager"). The information required by this Item 31 of directors, officers or partners of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Manager or such directors, officers or partners during the past two fiscal years, is incorporated by reference to Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-9654).

         Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

         The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32. PRINCIPAL UNDERWRITERS

            (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The GAMCO Westwood Funds.

            (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

            (c)   Not Applicable.

Item 33 LOCATION OF ACCOUNTS AND RECORDS

            All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

      1.    Gabelli Funds, LLC
            One Corporate Center
            Rye, New York 10580-1422

      2.    PNC Global Investment Servicing (U.S.) Inc.
            99 High Street
            Boston, Massachusetts 02110

      3.    PNC Global Investment Servicing (U.S.) Inc.
            760 Moore Road
            King of Prussia, Pennsylvania 19406

      4.    State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, Massachusetts 02171

      5.    Boston Financial Data Services, Inc.
            Two Heritage Drive
            North Quincy, Massachusetts 02171

Item 34. MANAGEMENT SERVICES

            Not Applicable.

Item 35. UNDERTAKINGS

            Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI CAPITAL SERIES FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 30th day of April, 2010.

                                           GABELLI CAPITAL SERIES FUNDS, INC.

                                           By:  /s/ Bruce N. Alpert
                                                --------------------------------
                                                Bruce N. Alpert
                                                President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 19 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                                    TITLE                                  DATE
----------------------------     ---------------------------------------------------     ---------------
Mario J. Gabelli*                            Chairman of the Board                       April 30, 2010
----------------------------              and Chief Investment Officer
Mario J. Gabelli

/s/ Bruce N. Alpert                                President                             April 30, 2010
----------------------------             (Principal Executive Officer)
Bruce N. Alpert

/s/ Joseph H. Egan                                Acting Treasurer                       April 30, 2010
----------------------------     (Principal Financial and Accounting Officer)
Joseph H. Egan

Anthony J. Colavita*                                 Director                            April 30, 2010
----------------------------
Anthony J. Colavita

Arthur V. Ferrara*                                   Director                            April 30, 2010
----------------------------
Arthur V. Ferrara

Anthony R. Pustorino*                                Director                            April 30, 2010
----------------------------
Anthony R. Pustorino

Werner J. Roeder*                                    Director                            April 30, 2010
----------------------------
Werner J. Roeder

Anthonie C. van Ekris*                               Director                            April 30, 2010
----------------------------
Anthonie C. van Ekris

*By: /s/ Bruce N. Alpert
     -----------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   ------------------------------------------------------------------

28(i)         Consent of Willkie, Farr & Gallagher LLP, Fund Counsel.

28(j)(i)      Consent of Ernst & Young, Independent Registered Public Accounting
              Firm.




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